UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 21, 2010

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 John Hancock Road, Taunton, MA	02780
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 824-6696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Event.

On March 17, 2010, Kopin Corporation (the “Company”) filed its definitive proxy statement relating to its annual meeting of stockholders to be held on April 29, 2010. In connection with its annual meeting, the Company’s Board of Directors recommended a vote approving our proposed 2010 Equity Incentive Plan (the “Plan”). The proposed Plan is attached to our 2010 proxy statement filed with the Securities and Exchange Commission on March 17, 2010, is hereby incorporated by reference into this Form 8-K Item 8.01.

For the avoidance of any doubt, we note that it is our intent and understanding, and is also the intent and understanding of our Board of Directors, that the terms and provisions of Sections 15.1 and 15.2 of the Plan are qualified in their entirety and subject to the terms and provisions of Section 15.3, such that the amendment of the terms of any award, the cancellation of any outstanding awards or outstanding stock options in return for the grant of new options or awards, and the cash buyout of any awards, as permitted by Section 15.2, shall in each and every case be subject to stockholder approval as set forth in Section 15.3 of the Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: April 21, 2010	By:	/S/ RICHARD A. SNEIDER
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)